                           MORGAN STANLEY INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                      SEPTEMBER 1, 2007 - FEBRUARY 29, 2008

                      PURCHASE/TRADE   SIZE OF  OFFERING PRICE    TOTAL AMOUNT OF   AMOUNT OF SHARES
 SECURITY PURCHASED        DATE       OFFERING    OF SHARES          OFFERING       PURCHASED BY FUND
--------------------  --------------  --------  -------------   ------------------  ------   IBM Corp Note          09/11/07       --         $99.65      $3,000,000,000.00           100,000
5.700% due 9/14/2017

    Enel Finance          09/13/07       --         $99.79       $1,000,000,000.00          120,000
  International SA
5.700% due 1/15/2013

 Barclays Bank PLC        11/27/07       --        $99.733       $1,250,000,000.00        45,000.00
6.050% due 12/4/2017

                         % OF     % OF
                       OFFERING   FUNDS
                      PURCHASED   TOTAL
 SECURITY PURCHASED    BY FUND   ASSETS        BROKERS            PURCHASED FROM
--------------------  ---------  ------  -------------------  ---------------------

   IBM Corp Note         0.00%    0.21%    Barclays Capital,  Barclays Capital Inc.
5.700% due 9/14/2017                        JPMorgan, UBS
                                           Investment Bank,
                                            Deutsche Bank
                                          Securities, Lehman
                                           Brothers, Morgan
                                           Stanley, Banc of
                                          America Securities
                                         LLC, Mitsubishi UFJ
                                          Securities, HSBC,
                                              CastleOak
                                          Securities, L.P.,
                                             M.R. Beal &
                                            Company, Loop
                                           Capital Markets,
                                             LLC, Siebert
                                           Capital Markets

    Enel Finance         0.01%    0.25%     Citi, Credit            Citigroup
  International SA                         Suisse, Goldman,
5.700% due 1/15/2013                         Sachs & Co.,
                                            Deutsche Bank
                                             Securities,
                                           JPMorgan, Morgan
                                               Stanley

 Barclays Bank PLC       0.04%    0.15%   Barclays Capital,     Barclays Capital
6.050% due 12/4/2017                     Citi, Merrill Lynch
                                         International,, UBS
                                           Investment Bank,
                                             BNP PARIBAS,
                                            Goldman Sachs
                                            International,
                                            Morgan
                                               Stanley

Anheuser- Busch Cos       11/27/07       --         $99.59        $500,000,000.00        65,000.00
  Inc. 5.500% due
     1/15/2018

 Barclays Bank PLC        11/27/07       --        $99.733      $1,250,000,000.00       100,000.00
6.050% due 12/4/2017

  E.I. Du Pont de         11/28/07       --        $99.782       $750,000,000.00         70,000.00
 Nemours 5.000% due
     1/15/2013

                         0.01%    0.14%    Goldman, Sachs &   Goldman, Sachs & Co.
Anheuser- Busch Cos                          Co., Morgan
  Inc. 5.500% due                            Stanley, UBS
     1/15/2018                             Investment Bank,
                                           Banc of America
                                           Securities LLC,
                                          Barclays Capital,
                                         Citi, Merrill Lynch
                                           & co., SunTrust
                                          Robinson Humphrey,
                                             The Williams
                                         Capital Group, L.P.

 Barclays Bank PLC       0.00%    0.20%    Barclays Capital,     Barclays Capital
6.050% due 12/4/2017                     Citi, Merrill Lynch
                                         International,, UBS
                                           Investment Bank,
                                             BNP PARIBAS,
                                            Goldman Sachs
                                            International,
                                            Morgan Stanley

  E.I. Du Pont de        0.00%    0.15%    Banc of America        Banc of America
 Nemours 5.000% due                        Securities LLC,
     1/15/2013                              Credit Suisse,
                                          JPMorgan, Deutsche
                                           Bank Securities,
                                           Goldman, Sachs &
                                             Co., Morgan
                                         Stanley, Blaylock &
                                            Company, Inc.,
                                           Mitsubishi, UFJ
                                          Securities, Mizuho
                                            Securities USA
                                         Inc., RBS Greenwich
                                          Capital, Santander
                                           Investment, UNS
                                           Investment Bank,
                                             The Williams
                                         Capital Group, L.P.
 EnCana Corp 6.500%       11/28/07       --        $99.769        $800,000,000.00       160,000.00
    due 2/1/2038

   Pacific Gas &          11/28/07       --     $99.458000       $500,000,000.00        145,000.00
Electric Co. 5.625%
   due 11/30/2017

  Freddie Mac PFD         11/29/07       --         $25.00     $6,000,000,000.00             2,025
      8.375%

 EnCana Corp 6.500%      0.02%    0.35%       Citi, UBS              Citigroup
    due 2/1/2038                           Investment Bank,
                                              CIBC World
                                          Markets, ABN AMRO
                                            Incorporated,
                                            Deutsche Bank
                                           securities, Banc
                                              of America
                                           Securities LLC,
                                              HSBC, BNP
                                           PARIBAS, Lazard
                                           Capital Markets,
                                              Barclay's
                                           Capital, Lehman
                                           Brothers, Credit
                                           Suisse, Merrill
                                             Lynch & Co.,
                                           Goldman, Sachs &
                                             Co., Morgan
                                               Stanley,
                                            JPMorgan, RBC
                                           Capital Markets,
                                           Scotia Capital,
                                               Wachovia
                                              Securities

   Pacific Gas &         0.02%    0.31%     BNP Paribas,           BNP Paribas
Electric Co. 5.625%                       JPMorgan, Morgan
   due 11/30/2017                         Stanley, Wedbush,
                                           Morgan Securities
                                           Inc., CastleOak
                                          Securities, L.P.,
                                           Utendahl Capital
                                            Partners, L.P.

  Freddie Mac PFD        0.00%    0.11%    Lehman Brothers,      Lehman Brothers
      8.375%                               Goldman, Sachs &
                                              Co., Bear,
                                            Stearns & Co.,
                                             Inc, Bank of
                                               America
                                           Securities LLC,
                                             Citi, Credit
                                           Suisse, Deutsche
                                           Bank

  General Electric        11/29/07       --        $99.195      $4,000,000,000.00     1,275,000.00
 Company 5.250% due
     12/6/2017

United Health Group       02/04/08       --     $99.909000      $1,100,000,000.00          260,000
Inc. 6.00% due
2/15/2018

United Health Group       02/04/08       --     $98.475000     $1,100,000,000.00           155,000
Inc. 6.875% due
2/15/2038

                                             Securities,
                                           Morgan Stanley,
                                            UBS Investment
                                                 Bank

  General Electric       0.03%    2.75%     Cit, JPMorgan,       Lehman Brothers
 Company 5.250% due                        Lehman Brothers,
     12/6/2017                              Morgan Stanley

United Health Group      0.02%    0.58%    Banc of America          Citigroup
Inc. 6.00% due                             Securities LLC,
2/15/2018                                  Citi, JPMorgan,
                                            Deutsche Bank
                                           Securities, Bear
                                            Stearns & Co.
                                              Inc., Loop
                                           Capital Markets,
                                            LLC, Goldman,
                                             Sachs & Co.,
                                           Merrill Lynch &
                                             Co., Morgan
                                           Stanley, Lehman
                                            Brothers, The
                                           Williams Capital
                                             Group, L.P.

United Health Group      0.01%    0.33%    Banc of America          Citigroup
Inc. 6.875% due                           Securities LLC,
2/15/2038                                 Citi, JPMorgan,
                                           Deutsche Bank
                                          Securities, Bear
                                           Stearns & Co.
                                             Inc., Loop
                                          Capital Markets,
                                           LLC, Goldman,
                                            Sachs & Co.,
                                          Merrill Lynch &
                                            Co., Morgan
                                          Stanley, Lehman
                                           Brothers, The
                                          Williams Capital
                                            Group,